                                                                        EX 99.01
CITIGROUP- FINANCIAL HIGHLIGHTS

($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                           2001        2000          1999         1998          1997       1996           1995
                                        ----------------------------------------------------------------------------------------

ADJUSTED REVENUE                        $   83,625    $ 77,694     $ 68,429      $ 57,597      $ 54,965     $ 49,795    $ 41,405

CORE INCOME (1)                         $   14,569    $ 14,140     $ 11,345      $  7,485      $  8,728     $  7,800    $  6,325

BASIC CORE EARNINGS PER SHARE           $     2.87    $   2.82     $   2.25      $   1.46      $   1.69     $   1.48    $   1.29

DILUTED CORE EARNINGS PER SHARE         $     2.81    $   2.74     $   2.19      $   1.42      $   1.62     $   1.42    $   1.18

TOTAL ASSETS                            $1,051,450    $902,210     $795,584      $740,336      $755,167     $675,738    $600,995

COMMON STOCKHOLDERS EQUITY              $   79,722    $ 64,461     $ 56,395      $ 48,761      $ 44,610     $ 40,529    $ 40,453

TOTAL STOCKHOLDERS CAPITAL              $   81,247    $ 66,206     $ 58,290      $ 51,035      $ 47,956     $ 43,732    $ 35,710

RETURN ON AVG. COMMON EQUITY (2)              19.7%       22.4%        21.5%         14.4%         17.5%        19.1%       18.0%

BOOK VALUE PER SHARE                    $    15.47    $  12.84     $  11.23      $   9.66      $   8.80     $   7.94    $   7.28

DILUTED COMMON SHARES
  OUTSTANDING (MILLIONS)                     5,147       5,122        5,128         5,144         5,226        5,297       5,174

MARKET CAPITALIZATION (AT YEAR-END)     $  259,906    $256,400    $ 209,800      $125,400      $136,500     $ 77,200    $ 51,200

EMPLOYEES                                  268,000     233,000      212,500       202,400       184,300      174,100     158,000

Notes:
(1) The years Dec. 31, 2001, 2000, 1999, 1998 and 1997 include net restructuring
    - related items (and in 2000 and 1998 merger-related costs) of $458 million ($285 million after-tax) $759 million ($550 million after-tax), ($53) million (($25) million after-tax), $795 million ($535 million after-tax) and $1,718 million ($1,046 million after-tax), respectively.
(2) The return on average common stockholders equity is calculated using net income after deducting preferred stock dividends.

CITIGROUP - KEY DATA (1)

($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                2001          2000        1999          1998       1997        1996         1995
                                              ------------------------------------------------------------------------------------
LEVERAGE RATIOS:
       DEBT/TOTAL CAPITALIZATION                 28.89%       20.78%         6.38%        6.04%      3.40%       4.16%        4.91%
       DEBT + PREFERRED SECURITIES/
        TOTAL CAPITALIZATION                     34.72%       26.40%        13.90%       13.69%      9.48%       9.82%       11.24%
UNREALIZED GAIN/(LOSS) ON INVESTMENT
  SECURITIES                                  $    852      $   973      $  1,647     $  1,433   $  1,697    $  1,144     $    900
----------------------------------------------------------------------------------------------------------------------------------
PRICE:
       HIGH                                   $  56.30      $ 59.13      $  43.69     $  36.75   $  28.69    $  15.83     $  10.65
       LOW                                       36.36        35.81         24.50        14.25      14.58        9.42         5.40
       CLOSE                                  $  50.48      $ 51.06      $  41.77     $  24.84   $  26.94    $  15.13     $  10.44
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASES:
       NUMBER OF SHARES (IN THOUSANDS)          64,184       87,149       116,697      126,742    153,680     237,019      170,524
       COST                                   $  3,045      $ 4,066      $  3,954     $  3,139   $  3,467    $  3,717     $  1,944
       CUMULATIVE                             $ 26,179      $23,134      $ 19,068     $ 15,114   $ 11,975    $  8,508     $  4,791
----------------------------------------------------------------------------------------------------------------------------------
VALUATION AT YEAR-END:
       PRICE/EARNINGS (BASIC)                       18 X         18 X          19 X         17 X       16 X        10 X          8 X
       PRICE/EARNINGS (DILUTED)                     18 X         19 X          19 X         17 X       17 X        11 X          9 X
----------------------------------------------------------------------------------------------------------------------------------
OPERATING EARNINGS BY GEOGRAPHY
  (EXCLUDING INVESTMENT ACTIVITIES)
NORTH AMERICA                                 $  8,726      $ 8,085      $  7,361     $  5,074
EUROPE                                             996          883           724         (100)
JAPAN                                            1,126        1,200           640          310
CEEMEA (2)                                         633          481           300          111
ASIA                                             1,376        1,131           816          673
MEXICO                                             346           56            83           41
LATIN AMERICA                                      836          921           771          540

Notes:
(1) Adjusted for stock splits through 4/01.
(2) Central & Eastern Europe, Middle East and Africa (includes the Indian sub-continent).

CITIGROUP
SEGMENT ADJUSTED NET REVENUE

($ IN MILLIONS)
                                                                   2001            2000          1999             1998
                                                               -------------------------------------------------------
GLOBAL CONSUMER:

BANKING/LENDING
   CITIBANKING NORTH AMERICA                                   $  2,714        $  2,273      $  2,121         $  2,004
   MORTGAGE BANKING                                               1,037             912           819              682
   NORTH AMERICA CARDS                                           13,028          10,756         9,864            8,569
   CITIFINANCIAL                                                  5,634           5,071         4,600            3,791
                                                               -------------------------------------------------------
     TOTAL BANKING/LENDING                                       22,413          19,012        17,404           15,046
                                                               -------------------------------------------------------

INSURANCE
   PRIMERICA FINANCIAL SERVICES                                   1,979           1,915         1,775            1,654
   PERSONAL LINES                                                 4,464           4,230         4,071            3,666
                                                               -------------------------------------------------------
     TOTAL INSURANCE                                              6,443           6,145         5,846            5,320
                                                               -------------------------------------------------------

INTERNATIONAL
   WESTERN EUROPE                                                 2,555           2,388         2,424            2,124
   JAPAN                                                          3,382           2,781         1,930            1,268

   ASIA                                                           2,201           2,096         1,847            1,557
   LATIN AMERICA                                                  1,380           1,656         1,638            1,393
   MEXICO (1)                                                     2,117             603           531              291
   CEEMEA (2)                                                       548             438           350              286
                                                               -------------------------------------------------------
     TOTAL EMERGING MARKETS CONSUMER BANKING                      6,246           4,793         4,366            3,527
                                                               -------------------------------------------------------

     TOTAL INTERNATIONAL                                         12,183           9,962         8,720            6,919
                                                               -------------------------------------------------------

e-CONSUMER                                                          176             170           108               77

OTHER                                                                50             169           445              307

                                                               -------------------------------------------------------
   TOTAL GLOBAL CONSUMER                                         41,265          35,458        32,523           27,669
                                                               -------------------------------------------------------

GLOBAL CORPORATE:
   CORPORATE FINANCE                                             13,452          12,830        10,566            6,958
   PRIVATE CLIENT                                                 5,954           6,916         5,934            5,081
                                                               -------------------------------------------------------
CORPORATE AND INVESTMENT BANK                                    19,406          19,746        16,500           12,039
                                                               -------------------------------------------------------

EMERGING MARKETS CORPORATE BANKING
& GLOBAL TRANSACTION SERVICES                                     6,928           6,236         5,373            4,701

COMMERICAL LINES                                                  7,963           7,497         6,815            6,603

                                                               -------------------------------------------------------
   TOTAL GLOBAL CORPORATE                                        34,297          33,479        28,688           22,451
                                                               -------------------------------------------------------

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:

TRAVELERS LIFE & ANNUITY                                          4,088           3,891         3,394            3,023
THE CITIGROUP PRIVATE BANK                                        1,536           1,409         1,212            1,130
CITIGROUP ASSET MANAGEMENT                                        1,929           1,845         1,493            1,272
                                                               -------------------------------------------------------
   TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING           7,553           7,145         6,099            5,425
                                                               -------------------------------------------------------

CORPORATE/OTHER                                                    (397)           (697)           30             (163)

INVESTMENT ACTIVITIES                                               907           2,309         1,089            1,323

                                                               -------------------------------------------------------
TOTAL ADJUSTED NET REVENUE                                     $ 83,625        $ 77,694      $ 68,429         $ 57,597
                                                               =======================================================

SUPPLEMENTAL INFORMATION:

CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT ACTIVITIES       $ 13,464        $ 11,255
GLOBAL WELATH MANAGEMENT                                         16,325          16,677
GLOBAL CARDS                                                     15,631          13,105
GLOBAL CONSUMER FINANCE                                           9,231           7,879

Notes:
(1) Comprises both Consumer and Corporate operatings in Mexico, including the results of Banamex (excluding Investment Activities) from August 2001 forward.
(2) Central & Eastern Europe, Middle East and Africa (includes the Indian sub-continent).

CITIGROUP
SEGMENT CORE INCOME

($ IN MILLIONS)
                                                              2001           2000         1999            1998
                                                          ----------------------------------------------------
GLOBAL CONSUMER:

BANKING/LENDING
   CITIBANKING NORTH AMERICA                              $    605          $ 496        $ 373           $ 124
   MORTGAGE BANKING                                            353            297          249             227
   NORTH AMERICA CARDS                                       2,133          1,787        1,436             947
   CITIFINANCIAL                                             1,126            810          761             650
                                                          ----------------------------------------------------
     TOTAL BANKING/LENDING                                   4,217          3,390        2,819           1,948
                                                          ----------------------------------------------------

INSURANCE
   PRIMERICA FINANCIAL SERVICES                                512            492          452             400
   PERSONAL LINES                                              208            307          280             319
                                                          ----------------------------------------------------
     TOTAL INSURANCE                                           720            799          732             719
                                                          ----------------------------------------------------

INTERNATIONAL
   WESTERN EUROPE                                              483            384          312             251
   JAPAN                                                       928            729          494             319

   ASIA                                                        611            550          352             317
   LATIN AMERICA                                               120            250          193             122
   MEXICO (1)                                                  346             56           83              42
   CEEMEA (2)                                                   89             50           38               8
                                                          ----------------------------------------------------
      TOTAL EMERGING MARKETS CONSUMER BANKING                1,166            906          666             489
                                                          ----------------------------------------------------

     TOTAL INTERNATIONAL                                     2,577          2,019        1,472           1,059
                                                          ----------------------------------------------------

e-CONSUMER                                                     (77)          (160)        (110)            (80)

OTHER                                                          (71)           (44)          62            (101)

                                                          ----------------------------------------------------
   TOTAL GLOBAL CONSUMER                                     7,366          6,004        4,975           3,545
                                                          ----------------------------------------------------

GLOBAL CORPORATE:
   CORPORATE FINANCE                                         2,745          2,598        2,450             625
   PRIVATE CLIENT                                              764          1,072          922             688
                                                          ----------------------------------------------------
CORPORATE AND INVESTMENT BANK                                3,509          3,670        3,372           1,313
                                                          ----------------------------------------------------

EMERGING MARKETS CORPORATE BANKING
& GLOBAL TRANSACTION SERVICES                                1,644          1,403          882             541

COMMERICAL LINES                                               691          1,093          884             741

                                                          ----------------------------------------------------
   TOTAL GLOBAL CORPORATE                                    5,844          6,166        5,138           2,312
                                                          ----------------------------------------------------

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:

TRAVELERS LIFE & ANNUITY                                       821            777          623             498
THE CITIGROUP PRIVATE BANK                                     378            323          269             243
CITIGROUP ASSET MANAGEMENT                                     336            345          327             264
                                                          ----------------------------------------------------
   TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING      1,535          1,445        1,219           1,005
                                                          ----------------------------------------------------

CORPORATE/OTHER                                               (706)          (858)        (637)           (496)

INVESTMENT ACTIVITIES                                          530          1,383          650             836

                                                          ----------------------------------------------------
TOTAL CORE INCOME                                         $ 14,569       $ 14,140     $ 11,345         $ 7,485
                                                          ====================================================

SUPPLEMENTAL INFORMATION:

CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT ACTIVITIES  $  3,181       $  2,622
GLOBAL WELATH MANAGEMENT                                     2,900          3,125
GLOBAL CARDS                                                 2,734          2,236
GLOBAL CONSUMER FINANCE                                      1,992          1,436

Notes:
(1) Comprises both Consumer and Corporate operatings in Mexico, including the results of Banamex (excluding Investment Activities) from August 2001 forward.
(2) Central & Eastern Europe, Middle East and Africa (includes the Indian sub-continent).

CITIGROUP
GLOBAL CONSUMER: BANKING/LENDING
CITIBANKING NORTH AMERICA

($ IN MILLIONS)
                                                                  2001             2000              1999              1998
                                                               -------------------------------------------------------------
TOTAL REVENUE, NET OF INTEREST EXPENSE                         $ 2,714          $ 2,273           $ 2,121           $ 2,004
ADJUSTED OPERATING EXPENSES                                      1,651            1,423             1,417             1,680
PROVISION FOR LOAN LOSSES                                           70               29                64               102
                                                               -------------------------------------------------------------
CORE INCOME BEFORE TAXES                                           993              821               640               222
INCOME TAXES                                                       388              325               267                98

                                                               -------------------------------------------------------------
CORE INCOME                                                    $   605          $   496           $   373           $   124
                                                               =============================================================

AVERAGE ASSETS (IN BILLIONS OF DOLLARS)                        $    13          $     9           $     9           $    10
                                                               =============================================================

RETURN ON AVERAGE ASSETS %                                        4.65%            5.51%             4.14%             1.24%
                                                               =============================================================

AVERAGE LOANS (IN BILLIONS OF DOLLARS)                         $   9.3          $   7.0           $   7.3           $   7.7
AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS)                52.4             44.8              42.4              39.9
END OF PERIOD ACCOUNTS (IN MILLIONS)                           $   7.7          $   6.7           $   6.3           $   5.8

NON-INTEREST REVENUE AS % OF TOTAL REVENUE                        25.3%            26.4%             26.0%             24.0%

NET CREDIT LOSS RATIO                                             1.03%            0.91%             1.22%             1.39%

TOTAL PROPRIETARY FUNDS                                        $ 3,363          $ 4,189           $ 2,613           $ 3,911
THIRD PARTY FUNDS                                                1,566            2,318             2,522             1,900
                                                               -------------------------------------------------------------
TOTAL MUTUAL FUND/UIT SALES AT NAV                             $ 4,929          $ 6,507           $ 5,135           $ 5,811
                                                               =============================================================

BRANCHES                                                           445              367               371               376

CITIGROUP
GLOBAL CONSUMER: BANKING/LENDING
MORTGAGE BANKING (1)

($ IN MILLIONS)
                                                                2001            2000             1999            1998
                                                             --------------------------------------------------------
TOTAL REVENUE, NET OF INTEREST EXPENSE                       $ 1,037          $  912           $  819          $  682
ADJUSTED OPERATING EXPENSES                                      431             395              354             277
PROVISION FOR LOAN LOSSES                                        (12)              2               28              25
                                                             --------------------------------------------------------
CORE INCOME BEFORE TAXES AND MINORITY INTEREST                   618             515              437             380
INCOME TAXES                                                     238             196              169             148
MINORITY INTEREST, NET OF TAXES                                   27              22               19               5
                                                             --------------------------------------------------------
CORE INCOME                                                  $   353          $  297           $  249          $  227
                                                             ========================================================

AVERAGE ASSETS (IN BILLIONS OF DOLLARS)                      $    48          $   40           $   30          $   26

RETURN ON AVERAGE ASSETS %                                      0.74%           0.74%            0.83%           0.87%

END OF PERIOD ACCOUNTS OWNED AND SERVICED (IN MILLIONS)

STUDENT LOANS                                                $   3.8          $  3.5           $  2.7          $  2.3
MORTGAGES                                                        0.9             0.9              0.7             0.5
CONSUMER FINANCE                                                 0.1             0.1              0.1             0.1
                                                             --------------------------------------------------------
     TOTAL                                                   $   4.8          $  4.5           $  3.5          $  2.9
                                                             ========================================================

OWNED AND SERVICED AVERAGE LOANS (IN BILLIONS OF DOLLARS)

MORTGAGES (2)                                                $  26.3          $ 22.9           $ 18.2          $ 16.1
STUDENT LOANS                                                   17.5            13.4              9.6             8.2
CONSUMER FINANCE                                                 1.3             0.5              0.8             0.8
                                                             --------------------------------------------------------
     AVERAGE LOANS- ON BALANCE SHEET                            45.1            36.8             28.6            25.1
OTHER SERVICED LOANS                                            67.5            59.6             47.6            38.6
                                                             --------------------------------------------------------
     TOTAL                                                   $ 112.6          $ 96.4           $ 76.2          $ 63.7
                                                             ========================================================

ORIGINATIONS (IN BILLIONS OF DOLLARS)

     MORTGAGE                                                 $ 32.3          $ 20.0           $ 19.0          $ 17.0
     STUDENT LOANS                                               4.4             4.4              2.3             2.0
     CONSUMER FINANCE                                            1.8             1.1              0.8             0.6

NET CREDIT LOSS RATIO                                           0.09%           0.16%            0.18%           0.33%

Notes:
(1) Includes Student Loans.
(2) Includes loans held for sale.

CITIGROUP
GLOBAL CONSUMER: BANKING/LENDING
NORTH AMERICA CARDS (1)

($ IN MILLIONS)
                                                                 2001                2000              1999              1998
                                                              ---------------------------------------------------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                    $13,028             $10,756           $ 9,864           $ 8,569
ADJUSTED OPERATING EXPENSES                                     4,069               3,954             3,607             3,185
ADJUSTED PROVISION FOR LOAN LOSSES (2)                          5,593               3,973             3,979             3,866
                                                              ---------------------------------------------------------------
CORE INCOME BEFORE TAXES                                        3,366               2,829             2,278             1,518
INCOME TAXES                                                    1,233               1,042               842               571

                                                              ---------------------------------------------------------------
CORE INCOME                                                   $ 2,133             $ 1,787           $ 1,436           $   947
                                                              ===============================================================

MANAGED AVERAGE ASSETS (IN BILLIONS OF DOLLARS)               $   108             $    98           $    86           $    70

RETURN ON MANAGED ASSETS %                                       1.98%               1.82%             1.67%             1.35%

CITI CARDS DATA (IN MILLIONS OF DOLLARS) (3):

NET INTEREST REVENUE (4)                                       10,376             $ 8,108           $ 7,574           $ 6,689
% OF AVERAGE MANAGED LOANS                                      10.17%               8.84%             9.53%            10.06%

RISK ADJUSTED REVENUE (5)                                     $ 7,120             $ 6,456           $ 5,616           $ 4,466
% OF AVERAGE MANAGED LOANS                                       6.98%               7.04%             7.06%             6.72%

ADJUSTED OPERATING EXPENSES AS % OF AVG.                                             4.00%             4.20%             4.34%
  MANAGED LOANS

END OF PERIOD MANAGED RECEIVABLES ($B)                        $ 108.9             $ 103.2           $  85.6           $  79.3
END OF PERIOD ACCOUNTS                                           92.9                90.8              76.7              70.6
TOTAL SALES ($B)                                              $ 218.5             $ 215.7           $ 183.1           $ 153.0

END OF PERIOD LOANS (IN BILLIONS OF DOLLARS)
     ON BALANCE SHEET                                         $  34.2             $  37.0           $  27.4           $  28.7
     SECURITIZED                                                 67.0                57.2              55.6              47.6
     HELD FOR SALE                                                6.5                 8.1               2.1               2.5
                                                              ---------------------------------------------------------------
          TOTAL                                               $ 107.7             $ 102.3           $  85.1           $  78.8
                                                              ===============================================================

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
     ON BALANCE SHEET                                         $  33.7             $  33.2           $  25.8           $  26.0
     SECURITIZED                                                 61.1                53.2              50.7              38.1
     HELD FOR SALE                                                7.3                 5.3               3.0               2.4
                                                              ---------------------------------------------------------------
          TOTAL                                               $ 102.1             $  91.7            $ 79.5           $  66.5
                                                              ===============================================================

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS)
     ON BALANCE SHEET                                         $ 2,102             $ 1,511           $ 1,322           $ 1,441
     SECURITIZED                                                3,140               2,232             2,452             2,193
     HELD FOR SALE                                                314                 178               129               134
                                                              ---------------------------------------------------------------
          TOTAL                                               $ 5,556             $ 3,921           $ 3,903           $ 3,768
                                                              ===============================================================

COINCIDENT NET CREDIT LOSS RATIO                                 4.65%               4.28%             4.91%             5.67%

12 MONTH LAGGED NET CREDIT LOSS RATIO                            5.11%               4.93%             5.87%             6.98%

Notes:
(1) Includes Citi Cards (bankcards and private label cards) and Diners Club.
(2) On a managed basis.
(3) Excludes Diners Club.
(4) Includes delinquency and other risk-based charges.
(5) Risk Adjusted Revenue is adjusted revenues less net credit losses.

CITIGROUP
GLOBAL CONSUMER: BANKING/LENDING
CITIFINANCIAL

($ IN MILLIONS)
                                                               2001             2000              1999              1998
                                                             -----------------------------------------------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)               $5,634           $5,071           $ 4,600           $ 3,791
ADJUSTED OPERATING EXPENSES                                   2,006            2,256             1,980             1,551
PROVISIONS FOR BENEFITS, CLAIMS AND CREDIT LOSSES             1,830            1,546             1,414             1,208
                                                             -----------------------------------------------------------
CORE INCOME BEFORE TAXES                                      1,798            1,269             1,206             1,032
INCOME TAXES                                                    672              459               445               382
                                                             -----------------------------------------------------------
CORE INCOME                                                   1,126           $  810           $   761           $   650
                                                             ===========================================================

AVERAGE ASSETS (IN BILLIONS OF DOLLARS)                      $   65           $   56           $    48           $    40

RETURN ON AVERAGE ASSETS %                                     1.73%            1.45%             1.59%             1.63%

NET RECEIVABLES (IN BILLIONS OF DOLLARS)
     REAL ESTATE SECURED LOANS - OTHER                       $ 33.5           $ 32.9           $  28.9           $  22.4
     REAL ESTATE SECURED LOANS - PFS SOURCED                 $  7.8           $  5.2           $   3.8
     PERSONAL LOANS                                             9.7              9.9              10.0               5.8
     AUTO                                                       6.5              4.6               2.5               1.1
     SALES FINANCE AND OTHER                                    2.7              2.7               2.9               1.8
                                                             -----------------------------------------------------------
          TOTAL                                              $ 60.2           $ 55.3           $  48.1           $  31.1
                                                             ===========================================================

NUMBER OF OFFICES                                             2,221            2,720             2,876             2,509

AVERAGE YIELD                                                 13.50%           14.14%            14.32%            14.90%
AVERAGE NET INTEREST MARGIN                                    7.99%            7.79%             8.33%             8.89%
NET CREDIT LOSS RATIO                                          2.70%            2.57%             2.66%             2.77%

Notes:
(1) Excludes realized gains/(losses) on investments.

CITIGROUP
GLOBAL CONSUMER: INSURANCE
PRIMERICA FINANCIAL SERVICES

($ IN MILLIONS)
                                                             2001              2000               1999              1998
                                                         ---------------------------------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE (1)              $  1,979          $  1,915           $  1,775          $  1,654
ADJUSTED OPERATING EXPENSES                                   683               659                586               546
PROVISION FOR BENEFITS AND CLAIMS                             506               496                487               484
                                                         ---------------------------------------------------------------
CORE INCOME BEFORE TAXES                                      790               760                702               624
INCOME TAXES                                                  278               268                250               224
                                                         ---------------------------------------------------------------
CORE INCOME                                              $    512          $    492           $    452          $    400
                                                         ===============================================================

LIFE INSURANCE
FACE VALUE (IN BILLIONS) OF:
     LIFE INSURANCE ISSUED                               $   71.5          $   67.4           $   56.2          $   57.4
     LIFE INSURANCE IN FORCE                             $  434.8          $  412.7           $  394.9          $  383.7

ANNUALIZED ISSUED PREMIUMS                               $    206          $    198           $    174          $    179
DIRECT PREMIUMS                                          $  1,388          $  1,326           $  1,280          $  1,244
EARNED PREMIUMS                                          $  1,145          $  1,106           $  1,071          $  1,057

OTHER PRODUCTS
MUTUAL FUND SALES AT NAV:
     PROPRIETARY                                         $  1,977          $  1,811           $  1,644          $  1,462
     OTHER FUNDS                                              982             1,816              1,076               984
                                                         ---------------------------------------------------------------
           U.S. MUTUAL FUND SALES                           2,959             3,627              2,720             2,446
     CANADA MUTUAL FUND SALES                                 450               593                404               496
                                                         ---------------------------------------------------------------
           TOTAL MUTUAL FUND SALES                       $  3,409          $  4,220           $  3,124          $  2,942
                                                         ===============================================================

CASH ADVANCED ON $.M.A.R.T. AND $.A.F.E. LOANS (2)       $3,869.8          $2,092.3           $1,920.0          $1,461.1

VARIABLE ANNUITY NET WRITTEN PREMIUMS AND DEPOSITS       $  924.0          $1,056.7           $  990.1          $  652.0

FINANCIAL NEEDS ANALYSES SUBMITTED                        470,380           437,894            490,293           535,017

Notes:
(1) Excludes realized gains/(losses) on investments.
(2) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS. The receivables are reflected in the assets of CitiFinancial.

CITIGROUP
GLOBAL CONSUMER: INSURANCE
PERSONAL LINES

($ IN MILLIONS)
                                                        2001        2000        1999       1998
                                                     ------------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE (1)          $ 4,464     $ 4,230     $ 4,071    $ 3,666
TOTAL OPERATING EXPENSES                               1,079       1,002       1,021        930
CLAIMS AND CLAIM ADJUSTMENT EXPENSES                   3,099       2,767       2,572      2,181
                                                     ------------------------------------------
CORE INCOME BEFORE TAXES AND MINORITY INTEREST           286         461         478        555
INCOME TAXES                                              78         138         144        172
MINORITY INTEREST, NET OF TAX                              -          16          54         64
                                                     ------------------------------------------
CORE INCOME (2)                                      $   208     $   307     $   280    $   319
                                                     ==========================================

NET WRITTEN PREMIUMS BY PRODUCT LINE (3)
AUTO                                                 $ 2,642     $ 2,408     $ 2,388    $ 2,328
HOMEOWNERS & OTHER                                     1,524       1,456       1,444      1,162
                                                     ------------------------------------------
     TOTAL NET WRITTEN PREMIUMS (a)                  $ 4,166     $ 3,864     $ 3,832    $ 3,490
                                                     ==========================================

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL (3)
INDEPENDENT AGENTS                                   $ 3,366     $ 3,079     $ 2,924    $ 2,712
ALTERNATIVE DISTRIBUTION                                 687         634         582        424
OTHER                                                    113         151         326        355
                                                     ------------------------------------------
     TOTAL NET WRITTEN PREMIUMS (a)                  $ 4,166     $ 3,864     $ 3,832    $ 3,491
                                                     ==========================================

STATUTORY RATIO DEVELOPMENT
EARNED PREMIUMS (b)                                  $ 4,013     $ 3,755     $ 3,660    $ 3,273

LOSSES AND LOSS ADJUSTMENT EXPENSES (c)                3,099       2,776       2,562      2,182
OTHER UNDERWRITING EXPENSES (d)                        1,062       1,002       1,024        951
                                                     ------------------------------------------
     TOTAL DEDUCTIONS                                  4,161       3,778       3,586      3,133
                                                     ------------------------------------------

STATUTORY UNDERWRITING GAIN/(LOSS)                   $  (148)    $   (23)    $    74    $   140
                                                     ==========================================

STATUTORY COMBINED RATIO (3)
LOSS AND LOSS ADJUSTMENT EXPENSE RATIO (c/b)            77.2%       73.9%       70.0%      66.7%
OTHER UNDERWRITING EXPENSE RATIO (d/a)                  25.5%       25.9%       26.7%      27.2%
                                                     ------------------------------------------
     COMBINED RATIO                                    102.7%       99.8%       96.7%      93.9%
                                                     ==========================================

NET INVESTMENT INCOME (PRE-TAX)                      $   416     $   449     $   402    $   389
EFFECTIVE TAX RATE ON NET INVESTMENT INCOME             28.4%       29.4%       28.1%      28.5%
CATASTROPHE LOSSES, NET OF REINSURANCE (AFTER-TAX)   $    86     $    54     $    80    $    44

(1) Excludes realized gains/(losses) on investments.
(2) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.
(3) The 1999 net written premiums include an adjustment associated with a reinsurance transaction which increased homeowners premiums written by independent agents by $72mm. Excluding this adjustment, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio were 70.0%, 26.5%, and 96.5%, respectively.

CITIGROUP
GLOBAL CONSUMER: INTERNATIONAL
WESTERN EUROPE

($ IN MILLIONS)
                                                          2001      2000      1999      1998
                                                        ------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                 $2,555    $2,388    $2,424    $2,124
ADJUSTED OPERATING EXPENSES                              1,392     1,396     1,474     1,376
PROVISION FOR BENEFITS, CLAIMS AND CREDIT LOSSES           414       390       453       340
                                                        ------------------------------------
CORE INCOME BEFORE TAXES                                   749       602       497       408
INCOME TAXES                                               266       218       185       157
                                                        ------------------------------------
CORE INCOME                                             $  483    $  384    $  312    $  251
                                                        ====================================

AVERAGE ASSETS (IN BILLIONS OF DOLLARS)                 $   22    $   21    $   23    $   20

RETURN ON AVERAGE ASSETS (%)                              2.20%     1.83%     1.36%     1.26%

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
     CARDS                                              $  2.2    $  2.2    $  2.2    $  1.9
     MORTGAGES                                             2.4       2.1       2.2       2.0
     AUTO                                                  1.7       1.4       1.3       1.1
     PERSONAL                                             10.6      10.0      10.5       9.7
     OTHER                                                 1.1       1.1       1.1       0.8
                                                        ------------------------------------
            TOTAL                                       $ 18.0    $ 16.8    $ 17.3    $ 15.5
                                                        ====================================

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS)      $ 13.3    $ 12.4    $ 13.7    $ 14.3

END OF PERIOD ACCOUNTS (IN MILLIONS)                      10.1      10.1       9.6       8.9
END OF PERIOD CARD ACCOUNTS (IN MILLIONS)                  2.5       2.6       2.4       2.3

NON-INTEREST REVENUE AS % OF TOTAL REVENUES               29.4%     32.7%     31.0%     31.6%

NET CREDIT LOSS RATIO                                     1.88%     2.05%     2.00%     1.74%

LOANS 90+ DAYS PAST DUE (%)                               4.21      4.78      5.39

TOTAL PROPRIETARY FUNDS                                 $1,455    $1,681    $3,118    $2,544
THIRD PARTY FUNDS                                        1,084     1,568       628       205
                                                        ------------------------------------
MUTUAL FUND/UIT SALES AT NAV                            $2,539    $3,249    $3,746    $2,749
                                                        ====================================

BRANCHES                                                   436       436       434       447
CONSUMER FINANCE OFFICES                                   130       130       126        67

CITIGROUP
GLOBAL CONSUMER: INTERNATIONAL
JAPAN

($ IN MILLIONS)
                                                               2001      2000      1999      1998
                                                             ---------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                      $3,382    $2,781    $1,930    $   1,268
ADJUSTED OPERATING EXPENSES                                   1,282     1,151       817          591
PROVISION FOR BENEFITS, CLAIMS AND CREDIT LOSSES                649       500       315          173
                                                             ---------------------------------------
CORE INCOME BEFORE TAXES                                      1,451     1,130       798          504
INCOME TAXES                                                    523       401       304          185
                                                             ---------------------------------------
CORE INCOME                                                  $  928    $  729    $  494    $     319
                                                             =======================================

AVERAGE ASSETS (IN BILLIONS OF DOLLARS)                      $   20    $   17    $   13    $       8

RETURN ON AVERAGE ASSETS (%)                                   4.64%     4.29%     3.80%        3.99%

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
     MORTGAGES                                               $  4.4    $  3.9    $  2.7    $     1.5
     CARDS                                                      1.0       1.0       0.4          0.3
     PERSONAL                                                   8.4       6.5       4.5          2.7
     OTHER                                                      0.6       0.2       0.2          0.1
                                                             ---------------------------------------
            TOTAL                                            $ 14.4    $ 11.6    $  7.8    $     4.6
                                                             =======================================

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS)           $ 14.9    $ 13.6    $ 11.4    $     8.5

END OF PERIOD ACCOUNTS (IN MILLIONS)                            5.2       4.8       3.3          2.7
END OF PERIOD CARD ACCOUNTS (IN MILLIONS)                       1.0       1.0       0.4          0.4

NON-INTEREST REVENUE AS % OF TOTAL REVENUES                    12.7%     10.3%      7.8%        13.3%

NET CREDIT LOSS RATIO                                          4.10%     3.50%     3.49%        3.17%

LOANS 90+ DAYS PAST DUE (%)                                    1.24      0.73      1.19

TOTAL PROPRIETARY FUNDS                                      $  855    $1,195    $1,149     $      -
THIRD PARTY FUNDS                                               468       363       111            -
                                                             ---------------------------------------
MUTUAL FUND/UIT SALES AT NAV                                 $1,323    $1,558    $1,260     $      -
                                                             =======================================

BRANCHES                                                         22        22        22           20
CONSUMER FINANCE OFFICES                                        877       902       683          673

CITIGROUP
GLOBAL CONSUMER: INTERNATIONAL
ASIA (EX-JAPAN)

($ IN MILLIONS)
                                                             2001         2000         1999         1998
                                                        ------------------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                 $   2,201    $   2,096    $   1,847    $   1,557
ADJUSTED OPERATING EXPENSES                                   969          971          944          797
PROVISION FOR BENEFITS, CLAIMS AND CREDIT LOSSES              268          273          341          243
                                                        ------------------------------------------------
CORE INCOME BEFORE TAXES                                      964          852          562          517
INCOME TAXES                                                  353          302          210          200
                                                        ------------------------------------------------
CORE INCOME                                             $     611    $     550    $     352    $     317
                                                        ================================================

AVERAGE ASSETS ($B)                                     $      25    $      27    $      26    $      24

RETURN ON AVERAGE ASSETS (%)                                 2.44%        2.04%        1.35%        1.32%

AVERAGE LOANS ($B)
     MORTGAGES                                          $    11.2    $    12.1    $    12.0    $    11.2
     CARDS                                                    5.0          4.8          4.4          3.6
     AUTO                                                     2.3          2.4          2.2          2.1
     PERSONAL                                                 1.4          1.3          1.2          1.2
     OTHER                                                    1.4          1.6          1.9          1.3
                                                        ------------------------------------------------
            TOTAL                                       $    21.3    $    22.2    $    21.7    $    19.4
                                                        ================================================

AVERAGE CUSTOMER DEPOSITS ($B)                          $    35.5    $    34.7    $    30.7    $    27.7

END OF PERIOD ACCOUNTS (IN MILLIONS)                          9.8          8.2          7.2          6.0
END OF PERIOD CARD ACCOUNTS (IN MILLIONS)                     6.2          4.9          4.1          3.7

NON-INTEREST REVENUE AS % OF TOTAL REVENUE                   31.0%        32.9%        28.5%        27.0%

NET CREDIT LOSS RATIO                                        1.21%        1.16%        1.32%        1.12%

LOANS 90+ DAYS PAST DUE (%)                                  1.73         1.51         1.93         2.35

TOTAL PROPRIETARY FUNDS                                 $     985    $     811    $   1,013    $   1,306
THIRD PARTY FUNDS                                           4,163        4,620        2,831          646
                                                        ------------------------------------------------
MUTUAL FUND/UIT SALES AT NAV                            $   5,148    $   5,431    $   3,844    $   1,952
                                                        ================================================

BRANCHES                                                       79           77           72           65

CITIGROUP
GLOBAL CONSUMER: INTERNATIONAL
MEXICO (1)

($ IN MILLIONS)
                                                         2001        2000        1999     1998
                                                     -------------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $   2,117    $     603    $   531    $  291
ADJUSTED OPERATING EXPENSES                              1,399          461        369       217
PROVISION FOR BENEFITS, CLAIMS AND CREDIT LOSSES           254           40         32         6
                                                     -------------------------------------------
CORE INCOME BEFORE TAXES                                   464          102        130        68
INCOME TAXES                                                91           46         47        26
MINORITY INTEREST, NET OF TAX                               27            -          -         -
                                                     -------------------------------------------
CORE INCOME                                          $     346    $      56    $    83    $   42
                                                     ===========================================

AVERAGE ASSETS (IN BILLIONS OF DOLLARS)              $      35    $       9    $    10    $    6

RETURN ON AVERAGE ASSETS (%)                              0.99%        0.62%      0.83%     0.70%

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
     CONSUMER                                        $     2.6    $     0.3    $   0.3
     CORPORATE                                             7.2          3.2        3.4
     GOVERNMENT/GOVERNMENT AGENCIES                        1.5          0.2        0.2
                                                     ---------------------------------
        TOTAL                                        $    11.3    $     3.7    $   3.9
                                                     =================================

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS)   $    14.3    $     3.2    $   4.0

END OF PERIOD ACCOUNTS (IN MILLIONS)                      16.1          1.7        1.4

NET CREDIT LOSS RATIO                                     3.72%        3.67%      4.89%

CONSUMER LOANS 90+ DAYS PAST DUE (%)                      8.75%        5.17%      6.78%

BRANCHES                                                 1,483          196        241

COMMERCIAL CASH BASIS LOANS (IN MILLIONS)                1,030           79         55

Notes:
(1) Comprises both Consumer and Corporate operations in Mexico, including the results of Banamex (excluding Investment Activities) from Aug. 2001 forward.

CITIGROUP
GLOBAL CONSUMER: INTERNATIONAL
LATIN AMERICA (EXCLUDING MEXICO)

($ IN MILLIONS)
                                                         2001         2000         1999         1998
                                                    ------------------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $   1,380    $   1,656    $   1,638    $   1,393
ADJUSTED OPERATING EXPENSES                               938        1,007          916          915
PROVISION FOR BENEFITS, CLAIMS AND CREDIT LOSSES          299          298          436          263
                                                    ------------------------------------------------
CORE INCOME BEFORE TAXES                                  143          351          286          215
INCOME TAXES                                               23          101           93           93
                                                    ------------------------------------------------
CORE INCOME                                         $     120    $     250    $     193    $     122
                                                    ================================================

AVERAGE ASSETS (IN BILLIONS OF DOLLARS)             $       8    $       9    $      10    $      10

RETURN ON AVERAGE ASSETS (%)                             1.50%        2.78%        1.93%        1.22%

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
     MORTGAGES                                      $     2.0    $     2.1    $     2.0    $     1.9
     CARDS                                                1.5          1.7          1.8          1.4
     AUTO                                                 0.7          1.1          1.8          2.0
     PERSONAL                                             1.7          1.7          1.7          1.5
     OTHER                                                0.1          0.3          0.4          0.8
                                                    ------------------------------------------------
            TOTAL                                   $     6.0    $     6.9    $     7.7    $     7.6
                                                    ================================================

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS)  $    10.4    $    10.6    $    10.7    $     9.2

END OF PERIOD ACCOUNTS (IN MILLIONS)                      7.1          7.2          7.6          6.1
END OF PERIOD CARD ACCOUNTS (IN MILLIONS)                 1.5          1.6          1.6          1.7

NON-INTEREST REVENUE AS % OF TOTAL REVENUE               27.0%        37.9%        34.6%        30.4%

NET CREDIT LOSS RATIO (1)                                4.63%        4.67%        5.32%        3.11%

LOANS 90+ DAYS PAST DUE (%)                              4.71         3.59         3.99         3.54

TOTAL PROPRIETARY FUNDS                             $   4,537    $   5,054    $   5,436    $   4,498
THIRD PARTY FUNDS                                         681          609          935          561
                                                    ------------------------------------------------
MUTUAL FUND/UIT SALES AT NAV                        $   5,218    $   5,663    $   6,371    $   5,059
                                                    ================================================

BRANCHES                                                  211          210          206          187
CONSUMER FINANCE OFFICES                                  110          110          100            0

Notes:
(1) The 4Q00 net credit loss ratio includes a 243 basis point increase related to the adoption of revised FFIEC write-off policies

CITIGROUP
GLOBAL CONSUMER: INTERNATIONAL
CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA

($ IN MILLIONS)
                                                         2001         2000         1999         1998
                                                    ------------------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $     548    $     438    $     350    $     286
ADJUSTED OPERATING EXPENSES                               369          332          253          231
PROVISION FOR BENEFITS, CLAIMS AND CREDIT LOSSES           39           33           35           41
                                                    ------------------------------------------------
CORE INCOME BEFORE TAXES                                  140           73           62           14
INCOME TAXES                                               51           23           24            6
                                                    ------------------------------------------------
CORE INCOME                                         $      89    $      50    $      38    $       8
                                                    ================================================

AVERAGE ASSETS (IN BILLIONS OF DOLLARS)             $       4    $       3    $       3    $       3

RETURN ON AVERAGE ASSETS (%)                             2.23%        1.67%        1.27%        0.27%

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
     CARDS                                          $     0.6    $     0.6    $     0.5    $     0.4
     MORTGAGES                                            0.2          0.2          0.2          0.2
     AUTO                                                 0.4          0.3          0.3          0.3
     PERSONAL                                             0.6          0.4          0.3          0.2
     OTHER                                                0.5          0.4          0.3          0.3
                                                    ------------------------------------------------
            TOTAL                                   $     2.3    $     1.9    $     1.6    $     1.4
                                                    ================================================

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS)  $     5.9    $     3.9    $     3.5    $     3.4

END OF PERIOD ACCOUNTS (IN MILLIONS)                      3.9          2.8          2.1          1.6
END OF PERIOD CARD ACCOUNTS (IN MILLIONS)                 2.1          1.8          1.4          1.1

NON-INTEREST REVENUE AS % OF TOTAL REVENUE               41.4%        41.4%        46.2%        48.7%

NET CREDIT LOSS RATIO                                    1.70%        1.95%        1.96%        2.63%

LOANS 90+ DAYS PAST DUE (%)                              1.41         1.37         2.25         2.65

TOTAL PROPRIETARY FUNDS                             $      28    $      52    $     105    $     135
THIRD PARTY FUNDS                                         681          378          243           72
                                                    ------------------------------------------------
MUTUAL FUND/UIT SALES AT NAV                        $     709    $     430    $     348    $     207
                                                    ================================================

BRANCHES                                                  182          162           32           28

CITIGROUP
GLOBAL CONSUMER:
e_CONSUMER:

($ IN MILLIONS)
                                                       2001         2000         1999         1998
                                                    ------------------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $     176    $     170    $     108    $      77
ADJUSTED OPERATING EXPENSES                               305          426          285          203
                                                    ------------------------------------------------
CORE LOSS BEFORE TAXES (BENEFITS)                        (129)        (256)        (177)        (126)
INCOME TAXES (BENEFITS)                                   (52)         (96)         (67)         (46)
                                                    ------------------------------------------------
CORE LOSS                                           $     (77)   $    (160)   $    (110)   $     (80)
                                                    ================================================

CITIGROUP
GLOBAL CONSUMER:
OTHER CONSUMER

($ IN MILLIONS)
                                                      2001            2000             1999            1998
                                                     ------------------------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $  50           $ 169            $ 445           $ 307
ADJUSTED OPERATING EXPENSES                            220             235              448             410
PROVISION FOR BENEFITS, CLAIMS AND CREDIT LOSSES       (59)              7             (103)             47
                                                     ------------------------------------------------------
CORE INCOME BEFORE TAXES (BENEFITS)                   (111)            (73)             100            (150)
INCOME TAXES (BENEFITS)                                (40)            (29)              38             (49)
                                                     ------------------------------------------------------
CORE INCOME (LOSS)                                   $ (71)          $ (44)           $  62           $(101)
                                                     ======================================================

CITIGROUP
GLOBAL CORPORATE
CORPORATE AND INVESTMENT BANK

($ IN MILLIONS)
                                                          2001                 2000              1999               1998
                                                       -----------------------------------------------------------------
REVENUES:
  COMMISSIONS & FEES                                   $ 3,702              $ 4,471           $ 3,721            $ 3,359
  ASSET MANAGEMENT AND ADMINISTRATION FEES               2,035                2,169             1,641              1,326
  INVESTMENT BANKING                                     4,519                4,098             3,353              2,555
  PRINCIPAL TRANSACTIONS                                 3,248                4,238             3,609                597
  OTHER INCOME                                             893                  969               576                697
                                                       -----------------------------------------------------------------
TOTAL NON-INTEREST REVENUES                             14,397               15,945            12,900              8,534
                                                       -----------------------------------------------------------------
   NET INTEREST AND DIVIDENDS                            5,009                3,801             3,600              3,505
                                                       -----------------------------------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                 19,406               19,746            16,500             12,039
                                                       -----------------------------------------------------------------
NON-INTEREST EXPENSES:
  COMPENSATION AND BENEFITS                              9,424                9,544             7,978              7,021
  COMMUNICATIONS                                           884                  872               717                685
  OCCUPANCY AND EQUIPMENT                                  669                  654               580                547
  FLOOR BROKERAGE AND OTHER PRODUCTION                     706                  661               473                455
  OTHER OPERATING AND ADMINISTRATIVE EXPENSES            1,163                1,537             1,242              1,212
                                                       -----------------------------------------------------------------
TOTAL NON-INTEREST EXPENSES                             12,846               13,268            10,990              9,920
                                                       -----------------------------------------------------------------
PROVISION FOR CREDIT LOSSES                              1,117                  755               193                 71
CORE INCOME BEFORE INCOME TAXES                          5,443                5,723             5,317              2,048
INCOME TAXES AND MINORITY INTERST, NET OF TAX            1,934                2,053             1,945                735
                                                       -----------------------------------------------------------------
CORE INCOME                                            $ 3,509              $ 3,670           $ 3,372            $ 1,313
                                                       =================================================================

PRETAX PROFIT MARGIN                                      28.0%                29.0%             32.3%              17.0%

NON-COMPENSATION EXPENSES AS A % OF NET REVENUES          17.6%                18.9%             18.3%              24.1%

COMPENSATION AND BENEFITS EXPENSES AS A PERCENT OF        48.6%                48.3%             48.4%              58.3%
  NET REVENUES

CLIENT ASSETS (IN BILLIONS OF DOLLARS)
  CONSULTING GROUP AND INTERNALLY MANAGED                  150                  146               126                102
  FINANCIAL CONSULTANT (FC) MANAGED                         55                   56                44                 23
                                                       -----------------------------------------------------------------
      TOTAL ASSETS UNDER FEE-BASED MANAGEMENT (1)          205                  202               170                125

TOTAL CLIENT ASSETS                                        977                  977               965                774

PRIVATE CLIENT
FINANCIAL CONSULTANTS                                   12,927               12,353            11,333             10,803
ANNUALIZED REVENUE PER FC  (000)                       $   466              $   584           $   498            $   475
BRANCH OFFICES                                             536                  522               476                449

Notes
(1) Includes some assets jointly managed with Citigroup Asset Management.

CITIGROUP
GLOBAL CORPORATE
EMERGING MARKETS CORPORATE BANKING AND GLOBAL TRANSACTION SERVICES

($ IN MILLIONS)
                                                     2001                 2000               1999               1998
                                                  ------------------------------------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE           $ 6,928              $ 6,236            $ 5,373            $ 4,701
ADJUSTED OPERATING EXPENSES                         4,037                3,845              3,612              3,517
PROVISION FOR LOAN LOSSES                             300                  164                329                421
                                                  ------------------------------------------------------------------
CORE INCOME BEFORE TAXES AND MINORITY INTEREST      2,591                2,227              1,432                763
INCOME TAXES                                          923                  808                544                222
MINORITY INTEREST, NET OF TAX                          24                   16                  6                  -
                                                  ------------------------------------------------------------------
CORE INCOME                                       $ 1,644              $ 1,403            $   882            $   541
                                                  ==================================================================

AVERAGE ASSETS (IN BILLIONS OF DOLLARS)           $   113              $    98            $    97            $    46

RETURN ON ASSETS (%)                                 1.45%                1.43%              0.91%              1.18%

CITIGROUP
GLOBAL CORPORATE
COMMERCIAL LINES

($ IN MILLIONS)
                                                        2001               2000              1999              1998
                                                     --------------------------------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE (1)          $ 7,963            $ 7,497           $ 6,815           $ 6,603
TOTAL OPERATING EXPENSES                               1,986              1,699             1,631             1,606
CLAIMS AND CLAIM ADJUSTMENT EXPENSES                   5,127              4,254             3,795             3,823
                                                     --------------------------------------------------------------
CORE INCOME BEFORE TAXES AND MINORITY INTEREST           850              1,544             1,389             1,174
INCOME TAXES                                             159                401               344               290
MINORITY INTEREST, NET OF TAX                              -                 50               161               143
                                                     --------------------------------------------------------------
CORE INCOME (2)                                      $   691            $ 1,093             $ 884           $   741
                                                     ==============================================================

NET WRITTEN PREMIUMS BY MARKET (3)
COMMERCIAL ACCOUNTS                                  $ 2,240            $ 2,099           $ 1,816           $ 1,800
SELECT ACCOUNTS                                        1,713              1,575             1,494             1,494
SPECIALTY ACCOUNTS                                     1,905              1,756             1,167               801
NATIONAL ACCOUNTS                                        419                352               488               624
                                                     --------------------------------------------------------------
 TOTAL NET WRITTEN PREMIUMS (a)                      $ 6,277            $ 5,782           $ 4,965           $ 4,719
                                                     --------------------------------------------------------------

STATUTORY RATIO DEVELOPMENT
EARNED PREMIUMS (b)                                  $ 6,003            $ 5,369           $ 4,885           $ 4,611

LOSSES AND LOSS ADJUSTMENT EXPENSES (4) (c)            4,956              4,072             3,692             3,605
OTHER UNDERWIRITING EXPENSES (d)                       1,827              1,634             1,549             1,400
                                                     --------------------------------------------------------------
 TOTAL DEDUCTIONS                                      6,783              5,706             5,241             5,005
                                                     --------------------------------------------------------------

STATUTORY UNDERWRITING LOSS                          $  (780)           $  (336)          $  (356)          $  (394)
                                                     ==============================================================

STATUTORY COMBINED RATIO: (3), (4), (5)
LOSS AND LOSS ADJUSTMENT EXPENSE RATIO (c/b)            82.6%              75.8%             75.6%             78.2%
OTHER UNDERWRITING EXPENSE RATIO (d/a)                  29.1%              28.3%             31.2%             29.7%
                                                     --------------------------------------------------------------
 COMBINED RATIO                                        111.7%             104.1%            106.8%            107.9%
                                                     ==============================================================

NET INVESTMENT INCOME (PRE-TAX)                      $ 1,678            $ 1,782           $ 1,745           $ 1,723
EFFECTIVE TAX RATE ON NET INVESTMENT INCOME             25.8%              26.7%             26.0%             27.5%
CATASTROPHE LOSSES, NET OF REINSURANCE (AFTER-TAX)   $   471            $     -           $    27           $    25

Notes:
(1) Excludes realized gains/(losses) on investments.
(2) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.
(3) The 2000 net written premiums include a $131mm adjustment associated with the acquisition of the Reliance Surety business. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio were 75.8%, 28.0%, and 103.8%, respectively.
(4) 1999 includes the effects of a settlement of an asbestos liability which increased losses and loss adjustment expenses by $105.2mm. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio were 73.4%, 31.2%, and 104.6%, respectively.
(5) Before policyholder dividends.

CITIGROUP
GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
TRAVELERS LIFE & ANNUITY

($ IN MILLIONS)
                                                              2001                2000               1999               1998
                                                          ------------------------------------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE (1)               $  4,088             $ 3,891            $ 3,394            $ 3,023
TOTAL OPERATING EXPENSES                                       329                 409                451                402
PROVISIONS FOR BENEFITS AND CLAIMS                           2,552               2,325              1,997              1,858
                                                          ------------------------------------------------------------------
CORE INCOME BEFORE TAXES                                     1,207               1,157                946                763
INCOME TAXES                                                   386                 380                323                265
                                                          ------------------------------------------------------------------
CORE INCOME                                               $    821             $   777            $   623            $   498
                                                          ==================================================================

PRE-TAX CONTRIBUTION BY SOURCE
  INDIVIDUAL ANNUITIES                                    $    452             $   465            $   374            $   292
  GROUP ANNUITIES                                              456                 420                279                176
  LIFE AND LONG-TERM CARE INSURANCE                            262                 201                175                154
  OTHER (INCLUDES RUN-OFF AND RETURN ON EXCESS CAPITAL)         37                  71                118                141
                                                          ------------------------------------------------------------------
     TOTAL                                                $  1,207             $ 1,157            $   946            $   763
                                                          ==================================================================

INDIVIDUAL ANNUITIES
NET WRITTEN PREMIUMS & DEPOSITS:
  FIXED                                                   $  2,120             $ 1,267            $ 1,008              $ 908
  VARIABLE                                                   4,000               5,025              4,265              2,892
  INDIVIDUAL PAYOUT                                             59                  80                 78                 70
                                                          ------------------------------------------------------------------
     TOTAL                                                $  6,179             $ 6,372            $ 5,351            $ 3,870
                                                          ==================================================================

POLICYHOLDER ACCOUNT BALANCES & BENEFIT RESERVES: (2)
  FIXED                                                   $  9,289             $ 8,050            $ 7,994            $ 7,915
  VARIABLE                                                  20,117              20,704             19,311             12,951
  INDIVIDUAL PAYOUT                                            626                 630                617                596
                                                          ------------------------------------------------------------------
     TOTAL                                                $ 30,032             $29,384            $27,922            $21,462
                                                          ==================================================================

GROUP ANNUITIES
NET WRITTEN PREMIUMS AND DEPOSITS (3)                        7,068               5,528              5,619              4,049

POLICYHOLDER ACCOUNT BALANCES & BENEFIT RESERVES: (2)
  GIC'S AND OTHER INVESTMENT CONTRACTS                    $ 15,345             $12,599            $10,754            $ 9,100
  PAYOUT GROUP ANNUITIES                                     5,647               4,861              4,363              4,148
                                                          ------------------------------------------------------------------
     TOTAL                                                $ 20,992             $17,460            $15,117            $13,248
                                                          ==================================================================

INDIVIDUAL LIFE INSURANCE
NET WRITTEN PREMIUMS AND DEPOSITS
  DIRECT PERIODIC PREMIUMS AND DEPOSITS                   $    652             $   511            $   409            $   322
  SINGLE PREMIUM DEPOSITS                                      208                  98                 84                 85
  REINSURANCE                                                  (96)                (83)               (71)               (66)
                                                          ------------------------------------------------------------------
     TOTAL                                                $    764             $   526            $   422            $   341
                                                          ==================================================================

POLICYHOLDER ACCOUNT BALANCES & BENEFIT RESERVES          $  3,401             $ 2,983            $ 2,682            $ 2,436

LIFE INSURANCE IN FORCE (IN BILLIONS, FACE AMT.)          $     75             $    67            $    62            $    55

LIFE INSURANCE ISSUED (IN BILLIONS, FACE AMT.)            $     14             $    12            $    11            $     9

ALL BUSINESSES
NET INVESTMENT INCOME (PRETAX)                            $  2,572             $ 2,499            $ 2,277            $ 1,968
INTEREST CREDITED TO CONTRACTHOLDERS                      $  1,200             $ 1,051            $   937            $   876

STATUTORY DATA
TRAVELERS INSURANCE COMPANY
  STATUTORY CAPITAL AND SURPLUS                           $  5,098             $ 5,160            $ 5,027            $ 4,954
  SURPLUS TO LIABILITIES RATIO                                17.4%               20.2%              21.2%              20.4%

Notes:
(1) Excludes realized gains/ (losses) on investments.
(2) Includes general account, separate accounts and managed funds.
(3) Excludes deposits of $320mm in 2000, $580mm in 1999 and $257mm in 1998 related to Travelers plans previously managed externally.

CITIGROUP
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
THE CITIGROUP PRIVATE BANK

($ IN MILLIONS)
                                                    2001                 2000             1999              1998
                                                 ---------------------------------------------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE          $ 1,536              $ 1,409          $ 1,212           $ 1,130
ADJUSTED OPERATING EXPENSES                          924                  874              770               727
PROVISION FOR CREDIT LOSSES                           23                   24               12                 6
                                                 ---------------------------------------------------------------
CORE INCOME BEFORE TAXES                             589                  511              430               397
INCOME TAXES                                         211                  188              161               154
                                                 ---------------------------------------------------------------
CORE INCOME                                      $   378              $   323          $   269           $   243
                                                 ===============================================================

AVERAGE ASSETS (IN BILLIONS OF DOLLARS)          $    26              $    25          $    20           $    17

RETURN ON AVERAGE ASSETS                            1.45%                1.29%            1.35%             1.43%

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
  PROPRIETARY MANAGED ASSETS                     $    31              $    31          $    28           $    28
  OTHER ASSETS UNDER FEE BASED MANAGEMENT              7                    5                4                 1
  BANKING AND FIDUCIARY DEPOSITS                      34                   31               27                28
  LOANS                                               27                   28               24                18
  OTHER, PRINCIPALLY CUSTODY ACCOUNTS                 59                   58               57                41
                                                 ---------------------------------------------------------------
CLIENT BUSINESS VOLUMES                          $   158              $   153          $   140           $   116
                                                 ===============================================================

REVENUES:
  CUSTOMER REVENUES                              $ 1,334              $ 1,262          $ 1,054           $   978
  OTHER REVENUES (1)                                 202                  147              158               152
                                                 ---------------------------------------------------------------
TOTAL REVENUES                                   $ 1,536              $ 1,409          $ 1,212           $ 1,130
                                                 ===============================================================

  UNITED STATES                                  $   559              $   497          $   430           $   387
  INTERNATIONAL                                      977                  912              782               743
                                                 ---------------------------------------------------------------
TOTAL REVENUES                                   $ 1,536              $ 1,409          $ 1,212           $ 1,130
                                                 ===============================================================

CREDIT LOSS RATIO (2)                               0.06%                0.09%            0.10%

Notes:
(1) Principally allocated equity and treasury revenues.
(2) The net credit loss ratio in the 2000 fourth quarter includes an 8 basis point increase related to ICERC mandated write-offs.

CITIGROUP
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
CITIGROUP ASSET MANAGEMENT

($ IN MILLIONS)
                                                                   2001              2000               1999              1998
                                                                --------------------------------------------------------------
REVENUES:
  INVESTMENT ADVISORY, ADMIN. & DISTRIBUTION FEES               $ 1,911           $ 1,791            $ 1,409           $ 1,204
  UNIT INVESTMENT TRUST REVENUES- NET                                23                39                 48                42
  OTHER REVENUES, NET INTEREST EXPENSE                               (5)               15                 36                26
                                                                --------------------------------------------------------------
    TOTAL REVENUES, NET OF INTEREST EXPENSE                       1,929             1,845              1,493             1,272
                                                                --------------------------------------------------------------
EXPENSES:
  EMPLOYEE COMPENSATION AND BENEFITS                                631               579                443               386
  MUTUAL FUND COMMISSION EXPENSE                                    134               118                120               125
  OTHER EXPENSES                                                    544               549                387               325
                                                                --------------------------------------------------------------
    TOTAL EXPENSES                                                1,309             1,246                950               836
                                                                --------------------------------------------------------------
PROVISIONS FOR BENEFITS AND CLAIMS (1)                               57                26                  -
CORE INCOME BEFORE INCOME TAXES & MINORITY INTEREST                 563               573                543               436
INCOME TAXES & MINORITY INTEREST, NET OF TAX                        227               228                216               172
                                                                --------------------------------------------------------------
CORE INCOME                                                     $   336           $   345            $   327           $   264
                                                                ==============================================================

PRE-TAX PROFIT MARGIN                                                29%               31%                36%               34%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLION OF DOLLARS):
      RETAIL                                                    $  66.7           $  90.6            $  78.0           $  70.0
      INSTITUTIONAL                                                53.3              23.9               19.3              13.7
                                                                --------------------------------------------------------------
    TOTAL MONEY MARKET AND INSTITUTIONAL LIQUIDITY FUNDS        $ 120.0           $ 114.5            $  97.3           $  83.7

LONG-TERM MUTUAL FUNDS:
    EQUITY/BALANCED                                             $  52.3           $  53.8            $  52.0           $  42.0
    TAXABLE FIXED INCOME                                           18.9              14.4               18.1              25.2
    TAX EXEMPT FIXED INCOME                                        11.2               8.9                8.8              10.8
    ANNUITIES                                                       6.7               6.0                5.4               3.7
                                                                --------------------------------------------------------------
  TOTAL LONG-TERM MUTUAL FUNDS                                  $  89.1           $  83.1            $  84.3           $  81.7

MANAGED ACCOUNTS:
  PRIVATE CLIENT                                                $  66.7           $  61.2            $  51.1           $  40.4
  INSTITUTIONAL                                                    89.8              91.7                100                94
  EMERGING MARKETS PENSION ADMINISTRATION                           5.0                 4                  0                 0
                                                                --------------------------------------------------------------
    TOTAL MANAGED ACCOUNTS                                      $ 161.5           $ 158.3            $ 151.1           $ 134.4

UNIT INVESTMENT TRUSTS                                              6.9               9.4               12.9              12.9

ALTERNATIVE INVESTMENT STRATEGIES                                  39.4              35.8               32.7              27.2
                                                                --------------------------------------------------------------
TOTAL ASSETS UNDER MANAGEMENT (2)                               $ 416.9           $ 399.7            $ 377.0           $ 339.9
                                                                ==============================================================

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
  RETAIL                                                        $ 227.3           $ 242.2            $ 222.6           $ 202.1
  EMERGING MARKETS PENSION ADMINISTRATION                           5.0               4.0                  -                 -
  INSTITUTIONAL (INCLUDING ALTERNATIVE INVESTMENT STRATEGIES)     184.6             153.5              154.7             137.8
                                                                --------------------------------------------------------------
TOTAL ASSETS UNDER MANAGEMENT                                   $ 416.9           $ 399.7            $ 377.3           $ 339.9
                                                                ==============================================================

GLOBAL RETIREMENT SERVICES ($B):
                                                                --------------------------------------------------------------
ASSETS UNDER MANAGEMENT (3)                                     $  14.3           $  13.1            $  12.3           $   9.9
                                                                ==============================================================

Notes:
(1) Includes a fourth quarter 2000 year-to-date reclassification which increased both Revenues and Provisions for Benefits and claims by $26mm.
(2) Includes $31B in 1999 and $30B in 2000 for Citigroup Private Bank clients.
(3) Includes assets under management for both majority- and minority-owned pension fund administration businesses in Latin America.

CITIGROUP

INVESTMENT ACTIVITIES

($ IN MILLIONS)
                                                2001               2000                1999              1998
                                             ----------------------------------------------------------------
REVENUES:
    PROPRIETARY INVESTMENTS (1)              $   380            $ 2,042             $   800           $   743
    LDC DEBT SALES/REFINANCING                    59                331                  78               261
    INSURANCE PORTFOLIO GAINS (LOSSES) (2)       468                (64)                211               319
                                             ----------------------------------------------------------------
       TOTAL REVENUES                        $   907            $ 2,309             $ 1,089           $ 1,323
                                             ================================================================

CORE INCOME:
    PROPRIETARY INVESTMENTS (1)              $   191            $ 1,213             $   478           $   341
    LDC DEBT SALES/REFINANCING                    35                206                  47               303
    INSURANCE PORTFOLIO GAINS (LOSSES) (2)       304                (36)                125               192
                                             ----------------------------------------------------------------
       TOTAL CORE INCOME                     $   530            $ 1,383             $   650           $   836
                                             ================================================================

PERIOD END ASSETS:
    PROPRIETARY INVESTMENTS                  $ 8,471            $ 8,644             $ 7,520           $ 5,731
    LDC DEBT SALES/REFINANCING                   798              2,118               3,371             3,286
                                             ----------------------------------------------------------------
       TOTAL PERIOD END ASSETS               $ 9,269            $10,762             $10,891           $ 9,017
                                             ================================================================

Notes:
(1) Includes Venture Capital Activities and certain other corporate investments
(2) Represents gains (losses) on investments held by insurance companies managed by The Travelers Insurance Business